UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 27, 2012

CITIZENS BANCORP OF VIRGINIA, INC.

(Exact Name of Registrant as Specified in Charter)

Virginia	000-50576	20-0469337
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

126 South Main Street, Blackstone, Virginia	23824
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (434) 292-7221

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On April 27, 2012, Citizens Bancorp of Virginia, Inc. issued a press release reporting its financial results for the period ended March 31, 2012. A copy of the press release is being furnished as an exhibit to this report.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits. The following exhibit is being furnished pursuant to Item 2.02 above.

Exhibit No.	Description

99.1	Citizens Bancorp of Virginia, Inc. press release dated April 27, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS BANCORP OF VIRGINIA, INC.

By:	/s/ GEOFFREY C. WARNER
Geoffrey C. Warner
Senior Vice President and
Interim Chief Financial Officer

April 27, 2012

EXHIBIT INDEX

Exhibit No.	Description

99.1	Citizens Bancorp of Virginia, Inc. press release dated April 27, 2012.